CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

DERIVED INFORMATION   [5/11/04]

[$575,000,000]

Loan Group 1 Senior Bonds Offered

(Approximate)

[$1,100,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/04 cutoff date.  Approximately 21.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,764
Total Outstanding Loan Balance	$1,059,074,479*	Min	Max
Average Loan Current Balance	$156,575	$3,297	$1,000,000
Weighted Average Original LTV	81.1%**
Weighted Average Coupon	7.14%	4.50%	14.15%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.38%
Weighted Average Margin	6.32%	1.18%	11.01%
Weighted Average FICO (Non-Zero)	625
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	82.0%
% Fixed	18.0%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be [1,100,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Current Rate (%)	Loans	Balance	Balance	(%)	(%)	WA FICO
0.01 - 5.00	90	23,503,815	2.2	4.87	79.2	678
5.01 - 5.50	218	47,730,907	4.5	5.35	79.5	670
5.51 - 6.00	504	112,565,014	10.6	5.84	79.1	659
6.01 - 6.50	937	187,954,753	17.7	6.32	79.6	647
6.51 - 7.00	1,058	190,772,706	18	6.81	80.7	631
7.01 - 7.50	932	149,533,490	14.1	7.31	82.1	611
7.51 - 8.00	973	142,743,749	13.5	7.79	82.9	601
8.01 - 8.50	610	81,924,794	7.7	8.3	82.5	604
8.51 - 9.00	474	60,099,863	5.7	8.77	81.5	587
9.01 - 9.50	233	22,663,941	2.1	9.26	82.9	572
9.51 - 10.00	189	14,691,597	1.4	9.78	83.6	572
10.01 - 10.50	115	8,005,423	0.8	10.31	83.5	575
10.51 - 11.00	86	5,345,099	0.5	10.81	80.2	570
11.01 - 11.50	65	2,958,001	0.3	11.32	83.0	588
11.51 - 12.00	140	3,771,853	0.4	11.83	89.1	600
12.01 - 12.50	83	2,732,245	0.3	12.4	95.0	623
12.51 - 13.00	32	1,246,009	0.1	12.77	91.3	638
13.01 - 13.50	21	677,312	0.1	13.20	99.8	633
13.51 - 14.00	2	90,275	0.0	13.90	100.0	651
14.01 - 14.50	2	63,632	0.0	14.15	100.0	627
Total:	6,764	1,059,074,479	100.0	7.14	81.1	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV*
FICO	Loans	Balance	Balance	(%)	(%)	WA FICO
Unavailable	3	305,296	0.0	7.48	57.8	0
476 - 500	13	2,022,932	0.2	8.21	73.6	500
501 - 525	317	45,770,863	4.3	8.48	74.2	515
526 - 550	543	78,542,682	7.4	8.01	75.2	538
551 - 575	708	95,571,314	9.0	7.85	79.5	563
576 - 600	1,035	145,588,330	13.7	7.36	82.3	588
601 - 625	1,107	158,342,547	15.0	7.11	82.5	614
626 - 650	1,212	192,089,764	18.1	6.88	81.7	638
651 - 675	754	130,877,982	12.4	6.61	82.0	662
676 - 700	509	99,162,325	9.4	6.71	82.5	687
701 - 725	246	47,702,677	4.5	6.59	84.2	712
726 - 750	192	,38,797,711	3.7	6.54	83.0	737
751 - 775	83	15,793,968	1.5	6.45	81.6	762
776 - 800	35	7,347,435	0.7	6.29	78.6	787
801 - 825	7	1,158,653	0.1	6.57	77.8	806
Total:	6,764	1,059,074,479	100.0	7.14	81.1	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV*
Scheduled Balance ($)	Loans	Balance	Balance	(%)	(%)	WA FICO
<= 50,000.00	657	20,150,627	1.9	9.85	85.5	615
50,000.01 - 100,000.00	1,677	128,790,420	12.2	7.96	80.8	608
100,000.01 - 150,000.00	1,730	213,878,355	20.2	7.32	80.9	617
150,000.01 - 200,000.00	996	171,753,753	16.2	7.08	80.3	619
200,000.01 - 250,000.00	624	139,337,843	13.2	6.96	80.0	623
250,000.01 - 300,000.00	380	103,924,247	9.8	6.86	81.3	629
300,000.01 - 350,000.00	251	81,093,437	7.7	6.83	83.0	639
350,000.01 - 400,000.00	190	71,263,031	6.7	6.76	83.2	643
400,000.01 - 450,000.00	99	42,157,194	4.0	6.54	82.9	649
450,000.01 - 500,000.00	78	37,154,630	3.5	6.35	82.7	649
500,000.01 - 550,000.00	24	12,560,738	1.2	6.52	80.1	658
550,000.01 - 600,000.00	33	19,108,650	1.8	6.59	79.3	639
600,000.01 >=	25	17,901,555	1.7	6.56	75.2	638
Total:	6,764	1,059,074,479	100.0	7.14	81.1	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Original LTV (%) *	Loans	Balance	Balance	(%)	(%)	WA FICO
<= 50.00	142	18,765,144	1.8	6.96	38.9	608
50.01 - 55.00	65	10,467,035	1.0	7.06	52.9	595
55.01 - 60.00	86	12,878,970	1.2	7.27	58.3	584
60.01 - 65.00	174	26,369,321	2.5	6.95	63.0	607
65.01 - 70.00	282	46,466,008	4.4	7.49	68.6	583
70.01 - 75.00	469	76,080,639	7.2	7.34	74.1	589
75.01 - 80.00	2,992	491,652,043	46.4	6.88	79.8	637
80.01 - 85.00	611	98,160,171	9.3	7.18	84.5	611
85.01 - 90.00	887	157,132,033	14.8	7.16	89.7	619
90.01 - 95.00	461	63,218,613	6.0	7.24	94.8	639
95.01 - 100.00	595	57,884,502	5.5	8.68	99.9	659
Total:	6,764	1,059,074,479	100.0	7.14	81.1	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Documentation Type	Loans	Balance	Balance	(%)	(%)	WA FICO
Full	4,450	656,375,424	62.0	7.08	82.1	614
Reduced	1,230	206,888,614	19.5	7.07	81.6	664
No Income/ No Asset	58	10,760,213	1.0	6.92	78.1	670
Stated Income / Stated Assets	1,026	185,050,228	17.5	7.42	77.3	619
Total:	6,764	1,059,074,479	100.0	7.14	81.1	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV*
Occupancy Status	Loans	Balance	Balance	(%)	(%)	WA FICO
Primary	6,204	989,411,007	93.4	7.12	81.3	624
Second Home	36	4,713,099	0.4	6.91	74.7	632
Investment	524	64,950,372	6.1	7.42	79.5	646
Total:	6,764	1,059,074,479	100.0	7.14	81.1	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
State	Loans	Balance	Balance	(%)	(%)	WA FICO
California	1,426	325,111,678	30.7	6.68	80.7	635
Florida	749	94,650,120	8.9	7.29	81.9	626
New York	315	74,216,865	7.0	7.01	77.3	643
Washington	229	38,770,229	3.7	6.83	81.9	636
Illinois	248	38,314,355	3.6	7.52	82.8	621
Arizona	279	37,046,596	3.5	7.14	82.3	627
Nevada	199	33,948,972	3.2	6.96	81.7	641
Texas	301	32,799,637	3.1	7.86	82.3	596
Massachusetts	143	32,371,634	3.1	7.17	78.0	629
Michigan	295	27,990,081	2.6	7.92	81.2	599
Ohio	291	27,275,780	2.6	7.58	82.4	604
Oregon	169	26,791,409	2.5	6.73	81.1	632
Maryland	146	26,355,450	2.5	7.52	82.1	608
Colorado	160	26,112,462	2.5	6.86	83.1	635
Virginia	161	23,642,656	2.2	7.40	80.5	606
Other	1,653	193,676,556	18.3	7.60	82.0	610
Total:	6,764	1,059,074,479	100.0	7.14	81.1	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV*
Purpose	Loans	Balance	Balance	(%)	(%)	WA FICO
Purchase	3,293	493,832,000	46.6	7.10	83.5	648
Refinance - Rate Term	453	60,571,843	5.7	7.35	79.7	612
Refinance - Cashout	3,018	504,670,635	47.7	7.15	79.0	605
Total:	6,764	1,059,074,479	100.0	7.14	81.1	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Product	Loans	Balance	Balance	(%)	(%)	WA FICO
Arm 2/28	4,359	719,449,726	67.9	7.16	81.6	618
Arm 3/27	808	141,197,074	13.3	6.73	81.5	640
Arm 5/25	35	7,649,643	0.7	6.80	78.3	662
Fixed – Balloon 15 /30	23	1,877,689	0.2	8.06	82.2	626
Fixed Rate	1,539	188,900,347	17.8	7.38	79.1	640
Total:	6,764	1,059,074,479	100.0	7.14	81.1	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Property Type	Loans	Balance	Balance	(%)	(%)	WA FICO
Single Family Residence	5,422	820,571,077	77.5	7.15	81.3	621
Condo	322	46,403,407	4.4	7.15	82.1	630
2 Family	296	58,031,182	5.5	7.16	79.1	649
3-4 Family	137	30,797,470	2.9	7.23	78.1	660
Co-op	43	5,305,102	0.5	6.97	81.2	631
PUD	542	97,521,611	9.2	6.95	81.4	634
Manufactured Housing	2	444,630	0.0	6.93	66.0	693
Total:	6,764	1,059,074,479	100.0	7.14	81.1	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Margin (%)	Loans	Balance	Balance	(%)	(%)	WA FICO
0.01 - 4.00	88	20,299,214	2.3	6.15	79.5	670
4.01 - 4.50	110	24,788,944	2.9	5.69	78.9	660
4.51 - 5.00	317	57,952,276	6.7	6.15	81.4	653
5.01 - 5.50	720	127,948,768	14.7	6.48	80.8	646
5.51 - 6.00	642	112,077,785	12.9	6.60	80.7	639
6.01 - 6.50	729	126,242,583	14.5	6.89	80.3	629
6.51 - 7.00	1,410	255,058,693	29.4	7.43	82.5	606
7.01 - 7.50	447	57,326,190	6.6	7.79	83.7	599
7.51 - 8.00	329	40,218,629	4.6	8.25	83.9	580
8.01 - 8.50	192	22,701,616	2.6	8.64	83.7	579
8.51 - 9.00	148	16,293,832	1.9	9.01	81.2	572
9.01 - 9.50	47	4,636,546	0.5	9.65	80.2	550
9.51 - 10.00	11	1,443,005	0.2	10.29	78.9	546
10.01 - 10.50	9	1,082,826	0.1	11.23	76.5	547
10.51 >=	3	225,537	0.0	11.54	78.5	549
Total:	5,202	868,296,443	100.0	7.08	81.6	622

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Months to Rate Reset	Loans	Balance	Balance	(%)	(%)	WA FICO
1 - 3	2	397,092	0.0	8.51	91.0	680
7 - 9	4	456,878	0.1	7.09	80.0	660
10 - 12	36	6,509,180	0.7	6.57	78.2	664
13 - 15	5	883,631	0.1	7.75	77.8	537
16 - 18	54	11,012,805	1.3	7.55	82.8	627
19 - 21	1,585	278,489,007	32.1	7.32	81.5	601
22 - 24	2,743	433,079,664	49.9	7.04	81.8	629
28 - 30	16	2,583,679	0.3	7.97	79.7	586
31 - 33	252	46,734,990	5.4	6.77	80.1	628
34 - 36	470	80,499,873	9.3	6.68	81.9	647
37 >=	35	7,649,643	0.9	6.80	78.3	662
Total:	5,202	868,296,443	100.0	7.08	81.6	622

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Max Rate (%)	Loans	Balance	Balance	(%)	(%)	WA FICO
9.51 - 12.00	450	99,591,244	11.5	5.73	79.1	665
12.01 - 12.50	522	104,479,894	12.0	6.12	81.0	651
12.51 - 13.00	666	129,877,998	15.0	6.42	82.3	642
13.01 - 13.50	623	114,331,962	13.2	6.72	81.1	626
13.51 - 14.00	620	100,947,917	11.6	7.19	81.9	603
14.01 - 14.50	624	92,389,530	10.6	7.54	83.7	600
14.51 - 15.00	719	103,972,985	12.0	7.96	82.9	598
15.01 - 15.50	455	61,850,141	7.1	8.46	81.9	603
15.51 - 16.00	333	41,707,232	4.8	8.92	81.0	586
16.01 - 16.50	89	9,025,739	1.0	9.49	80.3	560
16.51 - 17.00	42	4,184,472	0.5	10.18	72.7	547
17.01 - 17.50	24	2,507,913	0.3	10.52	75.2	550
17.51 - 18.00	19	2,112,764	0.2	11.08	67.9	531
18.01 >=	16	1,316,651	0.2	10.99	71.7	551
Total:	5,202	868,296,443	100.0	7.08	81.6	622

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Min Rate (%)	Loans	Balance	Balance	(%)	(%)	WA FICO
<= 4.50	35	8,241,109	0.9	5.60	78.9	674
4.51 - 5.50	352	79,821,178	9.2	5.40	79.6	664
5.51 - 6.00	415	91,815,523	10.6	5.96	81.0	654
6.01 - 6.50	739	144,432,953	16.6	6.37	80.8	645
6.51 - 7.00	814	144,273,018	16.6	6.86	81.8	626
7.01 - 7.50	753	119,001,223	13.7	7.33	83.1	607
7.51 - 8.00	837	123,677,150	14.2	7.82	82.9	598
8.01 - 8.50	533	72,181,672	8.3	8.31	82.3	602
8.51 - 9.00	398	51,658,959	5.9	8.75	81.7	582
9.01 - 9.50	153	16,303,658	1.9	9.28	80.6	560
9.51 - 10.00	89	8,213,384	0.9	9.79	77.9	553
10.01 - 10.50	34	3,769,585	0.4	10.32	76.1	548
10.51 - 11.00	26	2,701,642	0.3	10.80	70.7	534
11.01 - 11.50	13	994,843	0.1	11.22	74.1	543
11.51 - 12.00	8	793,368	0.1	11.72	70.2	525
12.01 - 12.50	2	365,867	0.0	12.35	70.0	525
12.51 >=	1	51,311	0.0	12.55	65.0	551
Total:	5,202	868,296,443	100.0	7.08	81.6	622

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
First Rate Cap (%)	Loans	Balance	Balance	(%)	(%)	WA FICO
1.00	16	2,653,704	0.3	7.62	82.4	596
1.50	33	5,362,790	0.6	7.61	78.3	599
2.00	217	56,573,972	6.5	6.31	84.3	657
3.00	4,914	799,490,726	92.1	7.13	81.4	620
5.00	22	4,215,250	0.5	6.53	75.9	657
Total:	5,202	868,296,443	100.0	7.08	81.6	622

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV*
Periodic Rate Cap (%)	Loans	Balance	Balance	(%)	(%)	WA FICO
1.00	3,332	532,028,239	61.3	7.06	80.9	622
1.50	1,870	336,268,204	38.7	7.13	82.6	622
Total:	5,202	868,296,443	100.0	7.08	81.6	622

*     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Loan Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/04 cutoff date.   Approximately 20.7% of the group 1 mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,754
Total Outstanding Loan Balance	$662,725,548*	Min	Max
Average Loan Current Balance	$139,404	$3,297	$498,591
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.15%	4.50%	14.15%
Arm Weighted Average Coupon	7.09%
Fixed Weighted Average Coupon	7.39%
Weighted Average Margin	6.37%	3.00%	10.29%
Weighted Average FICO (Non-Zero)	625
Weighted Average Age (Months)	2
% First Liens	98.2%
% Second Liens	1.8%
% Arms	82.3%
% Fixed	17.7%
% of Loans with Mortgage Insurance	0.1%

•

Total group 1 collateral will be approximately [$682,500,050]

•

**Note, for second liens, CLTV is employed in this calculation

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Current Rate (%)	Loans	Balance	Balance	(%)	(%)	WA FICO
0.01 - 5.00	53	11,167,786	1.7	4.89	78.2	684
5.01 - 5.50	153	28,582,661	4.3	5.35	79.5	667
5.51 - 6.00	336	60,229,354	9.1	5.85	78.4	656
6.01 - 6.50	668	117,761,387	17.8	6.31	78.7	645
6.51 - 7.00	749	119,846,624	18.1	6.81	79.9	628
7.01 - 7.50	695	100,163,078	15.1	7.30	82.3	611
7.51 - 8.00	762	102,425,796	15.5	7.80	82.8	604
8.01 - 8.50	487	62,329,597	9.4	8.30	82.3	607
8.51 - 9.00	294	35,107,076	5.3	8.76	82.3	598
9.01 - 9.50	89	7,947,370	1.2	9.26	86.6	579
9.51 - 10.00	91	5,409,902	0.8	9.81	88.6	576
10.01 - 10.50	67	3,266,684	0.5	10.32	86.1	601
10.51 - 11.00	45	1,840,915	0.3	10.84	84.2	578
11.01 - 11.50	39	1,297,597	0.2	11.38	87.9	615
11.51 - 12.00	106	2,039,906	0.3	11.86	93.8	611
12.01 - 12.50	70	1,697,165	0.3	12.45	99.3	629
12.51 - 13.00	27	905,338	0.1	12.82	90.0	641
13.01 - 13.50	20	618,121	0.1	13.20	99.8	633
13.51 - 14.00	1	25,557	0.0	13.90	100.0	644
14.01 - 14.50	2	63,632	0.0	14.15	100.0	627
Total:	4,754	662,725,548	100.0	7.15	81.0	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
FICO	Loans	Balance	Balance	(%)	(%)	WA FICO
Unavailable	1	219,400	0.0	6.50	57.1	0
476 - 500	9	1,613,031	0.2	8.03	73.3	500
501 - 525	154	24,339,326	3.7	8.13	75.0	515
526 - 550	335	47,734,214	7.2	7.67	75.4	538
551 - 575	496	62,094,886	9.4	7.77	79.8	563
576 - 600	767	93,813,750	14.2	7.35	81.9	588
601 - 625	805	100,886,597	15.2	7.19	81.7	613
626 - 650	888	121,655,142	18.4	6.96	81.8	637
651 - 675	546	82,534,997	12.5	6.71	81.7	662
676 - 700	373	60,908,257	9.2	6.83	82.7	687
701 - 725	175	30,756,017	4.6	6.72	83.9	712
726 - 750	123	21,729,077	3.3	6.65	81.9	736
751 - 775	50	8,626,344	1.3	6.56	82.0	762
776 - 800	26	4,761,954	0.7	6.29	78.7	786
801 - 825	6	1,052,557	0.2	6.60	77.6	806
Total:	4,754	662,725,548	100.0	7.15	81.0	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Scheduled Balance ($)	Loans	Balance	Balance	(%)	(%)	WA FICO
<= 50,000.00	533	15,604,728	2.4	9.99	88.7	622
50,000.01 - 100,000.00	1,181	91,230,486	13.8	7.70	80.6	611
100,000.01 - 150,000.00	1,236	153,138,377	23.1	7.21	80.8	619
150,000.01 - 200,000.00	769	132,700,499	20.0	7.01	80.7	621
200,000.01 - 250,000.00	511	114,321,524	17.3	6.87	79.9	628
250,000.01 - 300,000.00	321	87,974,040	13.3	6.80	81.2	633
300,000.01 - 350,000.00	156	49,308,013	7.4	6.75	83.2	645
350,000.01 - 400,000.00	34	12,793,709	1.9	7.00	78.7	653
400,000.01 - 450,000.00	9	3,732,490	0.6	6.84	81.8	696
450,000.01 - 500,000.00	4	1,921,682	0.3	6.64	91.2	655
Total:	4,754	662,725,548	100.0	7.15	81.0	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Original LTV (%) *	Loans	Balance	Balance	(%)	(%)	WA FICO
<= 50.00	107	13,523,944	2.0	6.80	37.8	614
50.01 - 55.00	51	7,552,716	1.1	7.04	52.9	594
55.01 - 60.00	59	8,873,625	1.3	7.06	58.4	596
60.01 - 65.00	114	15,700,794	2.4	6.96	62.9	605
65.01 - 70.00	170	27,469,762	4.1	7.19	68.7	582
70.01 - 75.00	252	39,903,822	6.0	7.08	74.2	588
75.01 - 80.00	2,154	320,379,472	48.3	6.93	79.9	637
80.01 - 85.00	410	56,980,407	8.6	7.24	84.6	603
85.01 - 90.00	651	96,522,072	14.6	7.26	89.7	619
90.01 - 95.00	363	42,575,163	6.4	7.35	94.8	633
95.01 - 100.00	423	33,243,771	5.0	8.86	99.9	661
Total:	4,754	662,725,548	100.0	7.15	81.0	625

*

Note, for second liens, CLTV is employed in this calculation

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Documentation Type	Loans	Balance	Balance	(%)	(%)	WA FICO
Full	3,143	409,086,557	61.7	7.11	82.0	611
Reduced	938	140,285,309	21.2	7.14	81.5	661
No Income/ No Asset	18	3,788,055	0.6	6.74	76.1	718
Stated Income / Stated Assets	655	109,565,627	16.5	7.31	76.9	627
Total:	4,754	662,725,548	100.0	7.15	81.0	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Occupancy Status	Loans	Balance	Balance	(%)	(%)	WA FICO
Primary	4,385	618,306,843	93.3	7.14	81.1	623
Second Home	25	2,867,785	0.4	7.00	75.4	643
Investment	344	41,550,920	6.3	7.25	80.4	659
Total:	4,754	662,725,548	100.0	7.15	81.0	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
State	Loans	Balance	Balance	(%)	(%)	WA FICO
California	943	179,501,864	27.1	6.76	78.7	629
Florida	515	60,211,565	9.1	7.29	82.4	624
New York	232	50,837,154	7.7	6.94	76.1	644
Illinois	210	29,447,488	4.4	7.44	83.9	626
Arizona	228	28,311,304	4.3	7.14	83.5	628
Texas	252	25,382,902	3.8	7.74	82.9	603
Washington	157	24,073,358	3.6	6.80	83.1	628
Michigan	205	20,585,240	3.1	7.70	81.8	608
Ohio	215	19,719,564	3.0	7.52	83.4	610
Nevada	135	19,610,740	3.0	7.02	82.5	640
Virginia	130	17,903,107	2.7	7.33	81.5	611
Maryland	114	17,536,234	2.6	7.51	82.0	610
Colorado	117	16,957,758	2.6	6.92	84.1	632
Massachusetts	77	16,908,639	2.6	7.25	77.8	650
Oregon	106	15,214,746	2.3	6.76	81.9	628
Other	1,118	120,523,886	18.2	7.47	82.6	617
Total:	4,754	662,725,548	100.0	7.15	81.0	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Purpose	Loans	Balance	Balance	(%)	(%)	WA FICO
Purchase	2,509	331,092,547	50.0	7.19	83.2	644
Refinance - Rate Term	319	37,685,143	5.7	7.28	80.0	616
Refinance - Cashout	1,926	293,947,858	44.4	7.08	78.7	605
Total:	4,754	662,725,548	100.0	7.15	81.0	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Product	Loans	Balance	Balance	(%)	(%)	WA FICO
Arm 2/28	3,094	455,627,470	68.8	7.17	81.8	619
Arm 3/27	556	85,106,028	12.8	6.70	81.3	643
Arm 5/25	28	4,647,695	0.7	6.68	78.1	649
Fixed - Balloon 15 /30	14	463,544	0.1	9.81	94.5	651
Fixed Rate	1,062	116,880,812	17.6	7.38	77.9	634
Total:	4,754	662,725,548	100.0	7.15	81.0	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Property Type	Loans	Balance	Balance	(%)	(%)	WA FICO
Single Family Residence	3,756	500,079,468	75.5	7.15	80.9	619
Condo	226	29,356,737	4.4	7.03	83.1	643
2 Family	230	45,057,544	6.8	7.17	80.0	652
3-4 Family	104	23,595,109	3.6	7.30	78.9	667
Co-op	42	4,924,979	0.7	7.00	81.3	629
PUD	396	59,711,712	9.0	7.07	82.0	629
Total:	4,754	662,725,548	100.0	7.15	81.0	625

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Margin (%)	Loans	Balance	Balance	(%)	(%)	WA FICO
0.01 - 4.00	67	13,613,569	2.5	6.27	80.4	672
4.01 - 4.50	72	11,855,933	2.2	5.74	78.4	658
4.51 - 5.00	167	27,673,549	5.1	6.11	80.4	654
5.01 - 5.50	512	77,552,258	14.2	6.52	81.3	648
5.51 - 6.00	449	69,661,698	12.8	6.63	80.4	641
6.01 - 6.50	526	80,110,018	14.7	6.86	80.6	632
6.51 - 7.00	1,053	169,510,320	31.1	7.43	82.1	605
7.01 - 7.50	340	38,764,976	7.1	7.64	83.7	603
7.51 - 8.00	244	27,565,408	5.1	8.00	84.7	585
8.01 - 8.50	139	16,870,233	3.1	8.49	84.4	588
8.51 - 9.00	94	10,775,103	2.0	8.86	82.4	584
9.01 - 9.50	10	1,011,730	0.2	9.48	86.6	557
9.51 - 10.00	2	186,095	0.0	10.28	84.2	501
10.01 - 10.50	3	230,305	0.0	10.38	85.0	596
Total:	3,678	545,381,193	100.0	7.09	81.7	623

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Months to Rate Reset	Loans	Balance	Balance	(%)	(%)	WA FICO
1 - 3	2	397,092	0.1	8.51	91.0	680
10 - 12	15	2,961,960	0.5	6.37	80.0	690
16 - 18	38	6,785,397	1.2	7.71	80.3	615
19 - 21	897	144,716,157	26.5	7.23	81.8	602
22 - 24	2,159	303,662,608	55.7	7.13	81.7	627
28 - 30	12	1,510,745	0.3	7.86	79.1	580
31 - 33	187	28,248,216	5.2	6.85	80.3	630
34 - 36	340	52,451,323	9.6	6.61	81.9	650
37 >=	28	4,647,695	0.9	6.68	78.1	649
Total:	3,678	545,381,193	100.0	7.09	81.7	623

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Max Rate (%)	Loans	Balance	Balance	(%)	(%)	WA FICO
9.51 - 12.00	231	45,492,647	8.3	5.65	79.0	669
12.01 - 12.50	363	63,351,964	11.6	6.04	81.0	657
12.51 - 13.00	448	73,122,786	13.4	6.42	82.0	642
13.01 - 13.50	444	70,963,530	13.0	6.66	80.7	628
13.51 - 14.00	468	66,424,864	12.2	7.13	81.2	606
14.01 - 14.50	512	68,370,137	12.5	7.49	83.2	597
14.51 - 15.00	574	76,377,380	14.0	7.87	83.0	603
15.01 - 15.50	360	47,983,785	8.8	8.36	82.3	610
15.51 - 16.00	219	27,438,026	5.0	8.81	82.2	599
16.01 - 16.50	30	3,067,123	0.6	9.41	83.9	575
16.51 - 17.00	15	1,512,565	0.3	10.08	73.0	555
17.01 - 17.50	9	714,856	0.1	10.44	75.2	584
17.51 - 18.00	2	271,462	0.0	10.84	68.0	537
18.01 >=	3	290,067	0.1	8.23	74.2	590
Total:	3,678	545,381,193	100.0	7.09	81.7	623

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Min Rate (%)	Loans	Balance	Balance	(%)	(%)	WA FICO
<= 4.50	24	4,656,736	0.9	5.66	78.8	672
4.51 - 5.50	248	45,070,181	8.3	5.39	79.5	665
5.51 - 6.00	286	50,003,924	9.2	5.97	80.8	652
6.01 - 6.50	530	90,352,537	16.6	6.36	80.7	644
6.51 - 7.00	581	89,479,807	16.4	6.86	81.6	625
7.01 - 7.50	569	80,084,088	14.7	7.32	82.8	605
7.51 - 8.00	669	89,459,184	16.4	7.81	82.7	601
8.01 - 8.50	435	56,645,793	10.4	8.33	81.9	605
8.51 - 9.00	251	31,109,338	5.7	8.77	82.5	598
9.01 - 9.50	48	5,024,341	0.9	9.31	86.7	578
9.51 - 10.00	23	2,272,005	0.4	9.88	80.1	556
10.01 - 10.50	9	714,856	0.1	10.44	75.2	584
10.51 - 11.00	3	379,293	0.1	10.78	71.4	527
11.01 - 11.50	2	129,110	0.0	11.13	67.0	575
Total:	3,678	545,381,193	100.0	7.09	81.7	623

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
First Rate Cap (%)	Loans	Balance	Balance	(%)	(%)	WA FICO
1.00	2	376,134	0.1	6.92	83.0	596
1.50	27	3,883,589	0.7	7.67	78.3	589
2.00	151	30,121,971	5.5	6.66	82.5	651
3.00	3,477	507,332,249	93.0	7.12	81.7	621
5.00	21	3,667,250	0.7	6.53	75.3	646
Total:	3,678	545,381,193	100.0	7.09	81.7	623

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled	WAC	WA OLTV *
Periodic Rate Cap (%)	Loans	Balance	Balance	(%)	(%)	WA FICO
1.00	2,150	310,120,329	56.9	6.97	81.4	625
1.50	1,528	235,260,864	43.1	7.25	82.0	620
Total:	3,678	545,381,193	100.0	7.09	81.7	623

*     Note, for second liens, CLTV is employed in this calculation.